Exhibit 10.25

EXECUTION COPY

AMENDMENT NO. 3 TO LOAN AGREEMENT

This AMENDMENT NO. 3 TO LOAN AGREEMENT (this “Amendment”), dated as of May 5, 2016, is to that certain Loan Agreement dated as of May 5, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among THE PERSONS IDENTIFIED AS BORROWERS ON THE SIGNATURE PAGES HERETO (collectively, the “Borrowers”); IH4 PROPERTY HOLDCO L.P. (the “Parent” and collectively with the Borrowers, the “Relevant Parties”); THE LENDERS PARTY THERETO (collectively, the “Lenders”); WELLS FARGO BANK, N.A., as Calculation Agent, Paying Agent and Securities Intermediary; GERMAN AMERICAN CAPITAL CORPORATION, as Collateral Agent; and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

RECITALS

WHEREAS, the Borrowers have requested that certain amendments be made to the Loan Agreement on the terms and conditions set forth below.

WHEREAS, the Lenders party hereto, the Administrative Agent, the Calculation Agent, the Paying Agent and the Securities Intermediary have agreed to make such requested amendments to the Loan Agreement.

NOW, THEREFORE, in consideration of the continued performance by the Borrowers of their respective promises and obligations under the Loan Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Parent (solely with respect to Section 4(f) below), the Lenders, the Administrative Agent, the Calculation Agent, the Paying Agent and the Securities Intermediary hereby agree as follows:

AGREEMENT

1. Amendments to Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Loan Agreement is hereby amended as follows:

(a) Section 1.01 of the Loan Agreement is hereby amended to delete therefrom the definitions of “Aged Portfolio Condition”, “IH1 Loan Agreement” and “IH2 Loan Agreement”.

(b) Section 1.01 of the Loan Agreement is hereby amended to insert the following definitions in the appropriate alphabetical order:

““Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.”

““Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.”

““EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority and subject to the Bail-In Legislation, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.”

““EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.”

““EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.”

““EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.”

““IH Loan Agreements” means the IH1R Loan Agreement, the IH2R Loan Agreement, the IH3 Loan Agreement, the IH5 Loan Agreement and the IH6 Loan Agreement.”

““IH1R Loan Agreement” means that certain Loan Agreement, dated as of April 3, 2015 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof), by and among THR Phoenix, L.P., THR California, L.P., THR Georgia, L.P., THR Florida, L.P., THR Property Illinois, L.P., THR North Carolina II, L.P., THR Washington II, L.P., and THR Nevada II, L.P., as borrowers, THR Property Holdco L.P., as parent, the lenders from time to time party thereto, Deutsche Bank AG, New York Branch, as administrative agent, and Wells Fargo Bank, N.A., as calculation agent, paying agent and securities intermediary.”

““IH2R Loan Agreement” means that certain Loan Agreement, dated as of September 29, 2015 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof), by and among IH2 Property Phoenix, L.P., IH2 Property West, L.P., IH2 Property Georgia, L.P., IH2 Property Florida, L.P., IH2 Property Illinois, L.P., IH2 Property North Carolina, L.P., IH2 Property Washington, L.P., IH2 Property Nevada, L.P., and IH2 Property TRS 2 L.P., as borrowers, IH2 Property Holdco L.P., as parent, the lenders from time to time party thereto, Deutsche Bank AG, New York Branch, as administrative agent, Wells Fargo Bank, N.A., as co-administrative agent and Wells Fargo Bank, N.A., as calculation agent, paying agent and securities intermediary.”

““IH5 Loan Agreement” means that certain Loan Agreement, dated as of December 5, 2014 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof), by and among IH5 Property Phoenix, L.P., IH5 Property West, L.P., IH5 Property Georgia, L.P.,

IH5 Property Florida, L.P., IH5 Property Illinois, L.P., IH5 Property Washington, L.P., IH5 Property Nevada, L.P., IH5 Property North Carolina, L.P., and IH5 Property Minnesota, L.P., as borrowers, IH5 Property Holdco L.P., as parent, the lenders from time to time party thereto, Deutsche Bank AG, New York Branch, as administrative agent, German American Capital Corporation, as collateral agent, and Wells Fargo Bank, N.A., as calculation agent, paying agent and securities intermediary.”

““IH6 Loan Agreement” means that certain Loan Agreement, dated as of April 13, 2016 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof), by and among IH6 Property Phoenix, L.P., IH6 Property West, L.P., IH6 Property Georgia, L.P., IH6 Property Florida, L.P., IH6 Property Illinois, L.P., IH6 Property Washington, L.P., IH6 Property Nevada, L.P., IH6 Property North Carolina, L.P., and IH6 Property Minnesota, L.P., as borrowers, IH6 Property Holdco L.P., as parent, the lenders from time to time party thereto, Deutsche Bank AG, New York Branch, as administrative agent, German American Capital Corporation, as collateral agent, and Wells Fargo Bank, N.A., as calculation agent, paying agent and securities intermediary.”

““Third Amendment Date” means May 5, 2016.”

““Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

(c) The definition of “Applicable Margin” in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

““Applicable Margin” means, with respect to (a) Loans for Eligible Properties, 3.00% per annum and (b) with respect to Loans for Non-Conforming Properties, 4.25% per annum.”

(d) The definition of “Availability Period for Property Loans” in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

““Availability Period for Property Loans” means the period from and including the Closing Date to the Third Amendment Date.”

(e) The definition of “Availability Period for Renovation Loans” in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

““Availability Period for Renovation Loans” means the period from and including the Closing Date to the Third Amendment Date.”

(f) Clause (D) of the definition of “Blackstone Financial Covenant” in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(D) the minimum Blackstone Liquidity required to be maintained by Blackstone (as such terms are defined in each of the IH Loan Agreements, as applicable) under each IH Loan Agreement pursuant to the definition of “Blackstone Financial Covenant” in each such agreement and without regard to the proviso in such definition and (ii) two (2) times the Guaranteed Reserves Amount at such time; provided that in no event shall Blackstone Liquidity be permitted at any time to be less than $250,000,000.”

(g) The definition of “Defaulting Lender” set forth in Section 1.01 of the Loan Agreement is hereby amended to add the phrase “or become the subject of a Bail-in Action” after the phrase “become subject to an Event of Bankruptcy”.

(h) The definition of “Final Collection Date” in Section 1.01 of the Loan Agreement is hereby amended to delete the phrase “the date occuring on or after the last day of the Initial Term (or the Extension Term if the Maturity Date is extended pursuant to Section 2.07 hereof)”.

(i) The definition of “Initial Term” in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

““Initial Term” means the period from the Closing Date through the Third Amendment Date.”

(j) The definition of “Maturity Date” in Section 1.01 of the Loan Agreement is hereby amended to replace the phrase “May 5, 2016” with the phrase “November 4, 2016”.

(k) Clauses (b) and (e) of the definition of “Release Amount” in Section 1.01 of the Loan Agreement is hereby amended to replace the phrase “during the Extension Term” with the phrase “after the Initial Term”.

(l) Clause (A) of Section 2.06(c)(viii) of the Loan Agreement is hereby amended to delete therefrom the phrase “or, during the Extension Term, an Aged Portfolio Condition exists (each a “Sweep Condition”)” and insert therefor the following phrase: “(a “Sweep Condition”)”.

(m) Section 2.07 of the Loan Agreement is amended and restated in its entirety to read as follows:

“The Borrower Representative may, by delivering written notice to the Administrative Agent and the Lenders (an “Extension Request”) no later than fifteen (15) days prior to the then existing Maturity Date request the Lenders to extend the Maturity Date for a period of twelve months ending November 3, 2017 (the “Extension Term”). The extension of the Maturity Date shall be subject to the following conditions: (i) no Default or Event of Default shall have occurred and be continuing before and immediately after giving effect to such extension, (ii) Borrowers shall obtain a Replacement Interest Rate Cap Agreement for the Extension Term and (iii) the Borrowers shall have paid to the Administrative Agent for distribution to each Lender an extension fee in an amount equal to the product of (x) 0.35% and (y) such Lender’s Percentage of the Aggregate Loan Principal Balance as of the then-existing Maturity Date (the “Extension Fees”)”

(n) Section 6.01(b) of the Loan Agreement is hereby amended to delete therefrom the phrase “if the Maturity Date is extended for the Extension Term and”.

(o) The following Section 10.27 of the Loan Agreement is hereby added immediately following Section 10.26 of the Loan Agreement:

“SECTION 10.27 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

(p) Each parenthetical in Section 25 of Schedule I-A to the Loan Agreement is hereby amended and restated in its entirety to read as follows: “(whether under this Agreement or any of the IH Loan Agreements)”.

2. Effectiveness of this Amendment; Conditions Precedent. The provisions of this Amendment shall be deemed to have become effective as of the date of this Amendment, but such effectiveness shall be expressly conditioned upon the Administrative Agent’s receipt of (a) a counterpart of this Amendment executed and delivered by duly authorized signatories of the Relevant Parties, each Lender, the Administrative Agent, the Calculation Agent, the Paying Agent and the Securities Intermediary, (b) a fully executed Reaffirmation in the form attached hereto as Exhibit A executed by Blackstone, (c) a fully executed Reaffirmation in the form attached as Exhibit B executed by the Parent, the Equity Owner, the Parent Equity Owner, the Equity Owner GP and the Borrower GP, (d) each of the documents, opinions, and certificates set forth on the Closing List attached hereto as Exhibit C and (e) a fee in connection with this Amendment paid to the Administrative Agent for distribution to each Lender in an amount equal to the product of (x) 0.175% and (y) such Lender’s Commitment.

3. Post-Closing Covenant. No later than May 13, 2016 (or such later date or dates as the Administrative Agent may agree in writing in its sole discretion), the Borrowers shall deliver to the Administrative Agent the documents listed as Items 6-8 on Schedule I attached hereto, in form and substance substantially similar to those provided in connection with Amendment No. 2 to Loan Agreement and otherwise reasonably satisfactory to the Administrative Agent.

4. Miscellaneous.

(a) Headings. The various headings of this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

(b) Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

(c) Interpretation. No provision of this Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party’s having or being deemed to have structured, drafted or dictated such provision.

(d) Complete Agreement; Conflict of Terms. This Amendment constitutes the complete agreement between the parties with respect to the subject matter hereof, and supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect thereto. In the event of any inconsistency between the provisions of this Amendment and any provision of the Loan Agreement, the terms and provisions of this Amendment shall govern and control.

(e) Representations, Warranties and Covenants.

(i) Each of the Relevant Parties hereby represents and warrants that this Amendment and the Loan Agreement as modified by this Amendment constitute the legal, valid and binding obligations of such Person, enforceable against it in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability.

(ii) Each Relevant Party hereby represents and warrants that its execution, delivery and performance of this Amendment and its performance of the Loan Agreement, as modified by this Amendment, have been duly authorized by all necessary action and: (i) will not contravene such Relevant Party’s Constituent Documents, (ii) will not result in any violation of the provisions of any statute or any order, rule or regulation of any Governmental Authority having jurisdiction over any such Relevant Party or any of such Relevant Party’s properties or assets, (iii) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under the terms of any indenture, mortgage, deed of trust, deed to secure debt, loan agreement, management agreement or other agreement or instrument to which any such Relevant Party is a party or to, which any of such Relevant Party’s property or assets is subject, that could, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect and (iv) except for Liens permitted under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the assets of any such Relevant Party.

(iii) Each Relevant Party hereby represents and warrants that (1) no Default or Event of Default has occurred and is continuing and (2) all of the representations and warranties of such Relevant Party contained in the Loan Agreement and in each other Loan Document to which it is a party are true and correct in all respects for representations and warranties qualified as to materiality, and true and correct in all material respects for representations and warranties not qualified as to materiality (unless such representation or warranty expressly relates to an earlier date in which case such representation or warranty shall be true and correct as of such earlier date) as of the date of such Relevant Party’s execution and delivery hereof or thereof as though made on and as of such date.

(f) Reaffirmation, Ratification and Acknowledgment; Reservation. Each Relevant Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent, under each Loan Document to which it is a party, (ii) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents, and (iii) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from such Relevant Party with respect to any subsequent modifications to the Loan Agreement or the other Loan Documents. Each of the Loan Agreement and the other Loan Documents shall remain in full force and effect and is hereby ratified and confirmed. This Amendment shall constitute a Loan Document for purposes of the Loan Agreement.

(g) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(h) Effect. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Loan Agreement as modified hereby and each reference in the other Loan Documents to the Loan Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Loan Agreement as modified hereby. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Loan Agreement shall remain the same.

(i) No Novation or Amendment. Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, the Administrative Agent or any Lender under the Loan Agreement or any other Loan Document, (ii) constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents or of any Default or Event of Default that may have occurred and be continuing or (iii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(j) Administrative Agent’s Expenses. Without limiting the provisions of Section 10.09 of the Loan Agreement, the Borrowers hereby jointly and severally agree to promptly reimburse the Administrative Agent for all of the reasonable out-of-pocket expenses, including, without limitation, reasonable attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment.

***

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

IH4 PROPERTY PHOENIX, L.P.
IH4 PROPERTY WEST, L.P.
IH4 PROPERTY GEORGIA, L.P.
IH4 PROPERTY FLORIDA, L.P.
IH4 PROPERTY ILLINOIS, L.P.
IH4 PROPERTY WASHINGTON, L.P.
IH4 PROPERTY NEVADA, L.P.
IH4 PROPERTY NORTH CAROLINA, L.P.
IH4 PROPERTY MINNESOTA, L.P.

By:	IH4 Property Level GP LLC, as General Partner of each of the foregoing Delaware limited partnerships

By:	/s/ Jonathan Olsen
Name:	Jonathan Olsen
Title:	Senior Vice President and Managing Director

IH4 PROPERTY HOLDCO L.P.

By:	IH4 Property Holdco GP LLC, its General Partner

By:	/s/ Jonathan Olsen
Name:	Jonathan Olsen
Title:	Senior Vice President and Managing Director

Signature Page to

Amendment No. 3 to Loan Agreement

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Administrative Agent and a Lender

By:	/s/ R. Christopher Jones
Name:	R. Christopher Jones
Title:	Director

By:	/s/ Menahem Namer
Name:	Menahem Namer
Title:	Director

Signature Page to

Amendment No. 3 to Loan Agreement

WELLS FARGO BANK, N.A.,
as Calculation Agent, Paying Agent, and Securities Intermediary

By:	/s/ Mark DeFabio
Name:	Mark DeFabio
Title:	Vice President

Signature Page to

Amendment No. 3 to Loan Agreement

EXHIBIT A

Sponsor Reaffirmation

dated as of May 5, 2016

Each of the undersigned hereby acknowledges receipt of a copy of that certain Amendment No. 3 to Loan Agreement, dated as of May 5, 2016 (the “Amendment”), to that certain Loan Agreement dated as of May 5, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among the Persons identified as “Borrowers” on the signature pages thereof, IH4 Property Holdco L.P., the Lenders party thereto, Wells Fargo Bank, N.A., as Calculation Agent, Paying Agent and Securities Intermediary, German American Capital Corporation, as Collateral Agent, and Deutsche Bank AG, New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Loan Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned reaffirms the terms and conditions of that certain (i) Blackstone Guaranty, dated as of May 5, 2014 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Blackstone Guaranty”), by and among Blackstone Real Estate Partners VII. L.P., Blackstone Real Estate Partners VII.TE.1 L.P., Blackstone Real Estate Partners VII.TE.2 L.P., Blackstone Real Estate Partners VII.TE.3 L.P., Blackstone Real Estate Partners VII.TE.4 L.P., Blackstone Real Estate Partners VII.TE.5 L.P., Blackstone Real Estate Partners VII.TE.6 L.P., Blackstone Real Estate Partners VII.TE.7 L.P., Blackstone Real Estate Partners VII.TE.8 L.P. and Blackstone Real Estate Partners VII.F L.P. (collectively, the “Blackstone Guarantors”) in favor of the Administrative Agent, for the ratable benefit of the Secured Parties and (ii) that certain Blackstone Funding Commitment, dated as of May 5, 2014 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Blackstone Funding Commitment”) by and among the Blackstone Guarantors in favor of the Administrative Agent, and acknowledges and agrees that each of the Blackstone Guaranty and the Blackstone Funding Commitment remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

Without limiting the foregoing, each of the undersigned hereby (i) agrees that the Amendment and other transactions contemplated thereby shall not limit or diminish the obligations of such Blackstone Guarantor arising under or pursuant to the Blackstone Guaranty and the Blackstone Funding Commitment and (ii) reaffirms its obligations under each of the Blackstone Guaranty and the Blackstone Funding Commitment.

Each representation and warranty by each Blackstone Guarantor in the Blackstone Guaranty and the Blackstone Funding Commitment is true and correct as of the date hereof in all material respects, except to the extent that such representation or warranty expressly relates to an earlier date (in which case such representation and warranty shall be true and correct as of such earlier date).

THIS REAFFIRMATION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

This Reaffirmation may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Reaffirmation by facsimile or by electronic mail in a “.pdf” file shall be effective as delivery of a manually executed counterpart of this Reaffirmation.

IN WITNESS WHEREOF, this Reaffirmation has been duly executed and delivered on the date first above written.

BLACKSTONE REAL ESTATE PARTNERS VII. L.P.
BLACKSTONE REAL ESTATE PARTNERS VII.TE.1 L.P.
BLACKSTONE REAL ESTATE PARTNERS VII.TE.2 L.P.
BLACKSTONE REAL ESTATE PARTNERS VII.TE.3 L.P.
BLACKSTONE REAL ESTATE PARTNERS VII.TE.4 L.P.
BLACKSTONE REAL ESTATE PARTNERS VII.TE.5 L.P.
BLACKSTONE REAL ESTATE PARTNERS VII.TE.6 L.P.
BLACKSTONE REAL ESTATE PARTNERS VII.TE.7 L.P.
BLACKSTONE REAL ESTATE PARTNERS VII.TE.8 L.P.
BLACKSTONE REAL ESTATE PARTNERS VII.F (AV) L.P.

By:	BLACKSTONE REAL ESTATE ASSOCIATES VII L.P., as General Partner of each of the foregoing Delaware limited partnerships

By:	BREA VII L.L.C., its General Partner

By:	/s/ William J. Stein
Name:	William J. Stein
Title:	Senior Managing Director

Signature Page to Sponsor Reaffirmation

(Amendment No. 3 to Loan Agreement)

ACKNOWLEDGED AND AGREED:

DEUTSCHE BANK AG, NEW YORK BRANCH
as Administrative Agent

By:	/s/ R. Christopher Jones
Name:	R. Christopher Jones
Title:	Director

By:	/s/ Menahem Namer
Name:	Menahem Namer
Title:	Director

Signature Page to Sponsor Reaffirmation

(Amendment No. 3 to Loan Agreement)

EXHIBIT B

Parent/Guarantors Reaffirmation

dated as of May 5, 2016

Each of the undersigned hereby acknowledges receipt of a copy of that certain Amendment No. 3 to Loan Agreement, dated as of May 5, 2016 (the “Amendment”), to that certain Loan Agreement dated as of May 5, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among the Persons identified as “Borrowers” on the signature pages thereof, IH4 Property Holdco L.P., the Lenders party thereto, Wells Fargo Bank, N.A., as Calculation Agent, Paying Agent and Securities Intermediary, German American Capital Corporation, as Collateral Agent, and Deutsche Bank AG, New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Loan Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned reaffirms the terms and conditions of that certain (i) Parent Guaranty, dated as of May 5, 2014 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Parent Guaranty”), by IH4 Property Holdco L.P. (the “Parent”) in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, (ii) Equity Owner Guaranty, dated as of May 5, 2014 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Equity Owner Guaranty”), by IH4 Property Borrower L.P. (the “Equity Owner”), IH4 Property Guarantor L.P. (the “Parent Equity Owner”) and IH4 Property GP LLC (the “Equity Owner GP”) in favor of the Administrative Agent, for the ratable benefit of the Secured Parties and (iii) Borrower GP Guaranty, dated as of May 5, 2014 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Borrower GP Guaranty” and collectively with the Parent Guaranty and the Equity Owner Guaranty, the “Guaranties”), by IH4 Property Level GP (the “Borrower GP” and collectively with Parent, Equity Owner and Equity Owner GP, the “Guarantors”) in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, and acknowledges and agrees that the Guaranties and each other Loan Document to which it is a party remain in full force and effect and are hereby reaffirmed, ratified and confirmed.

Without limiting the foregoing, each of the undersigned hereby (i) agrees that the Amendment and other transactions contemplated thereby shall not limit or diminish the obligations of such Guarantor arising under or pursuant to the applicable Guaranty to which it is a party and each other Loan Document to which it is a party and (ii) reaffirms its obligations under the applicable Guaranty to which it is a party and each other Loan Document to which it is a party.

Each representation and warranty by each Guarantor in the Loan Documents to which it is a party is true and correct as of the date hereof in all material respects, except to the extent that such representation or warranty expressly relates to an earlier date (in which case such representation and warranty shall be true and correct as of such earlier date).

THIS REAFFIRMATION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

This Reaffirmation may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Reaffirmation by facsimile or by electronic mail in a “.pdf” file shall be effective as delivery of a manually executed counterpart of this Reaffirmation.

IN WITNESS WHEREOF, this Reaffirmation has been duly executed and delivered on the date first above written.

IH4 PROPERTY HOLDCO L.P.

By:	IH4 PROPERTY HOLDCO GP LLC, as General Partner

By:	/s/ Jonathan Olsen
Name:	Jonathan Olsen
Title:	Senior Vice President and Managing Director

IH4 PROPERTY BORROWER L.P. IH4 PROPERTY GUARANTOR L.P.

By:	IH4 PROPERTY GP LLC, as General Partner of each of the foregoing Delaware limited partnerships

By:	/s/ Jonathan Olsen
Name:	Jonathan Olsen
Title:	Senior Vice President and Managing Director

IH4 PROPERTY GP LLC

By:	/s/ Jonathan Olsen
Name:	Jonathan Olsen
Title:	Senior Vice President and Managing Director

IH4 PROPERTY LEVEL GP LLC

By:	/s/ Jonathan Olsen
Name:	Jonathan Olsen
Title:	Senior Vice President and Managing Director

Signature Page to Parent/Guarantors Reaffirmation

(Amendment No. 3 to Loan Agreement)

EXHIBIT C

Closing List

#	Document	Signatories	Responsible Party
1.	Amendment No. 3 to Loan Agreement	Borrowers	Sidley Austin LLP
Parent
Administrative Agent
Calculation Agent
Lenders

2.	Sponsor Reaffirmation	Blackstone
Administrative Agent

3.	Parent/Guarantors Reaffirmation	Parent
Parent Equity Owner
Equity Owner
Equity Owner GP

4.	Replacement Interest Rate Cap Agreement (and related deliveries)	Counterparty Equity Owner	Simpson Thacher & Bartlett LLP

5.	Secretary’s Certificate of Borrowers and Guarantors	Borrowers
Parent
Parent Equity Owner
Equity Owner
Equity Owner GP

a. Resolutions

	b. Certificates of Good Standing	NA

c. Certificates of Formation/Limited Partnership

	d. Incumbency of Signing Officer(s)	Authorized Officers

SCHEDULE I

Post-Closing Deliveries

#	Document	Signatories	Responsible Party
6.	Borrowers’ Counsel Corporate Opinion	Simpson Thacher & Bartlett LLP	Simpson Thacher & Bartlett LLP
7.	Borrowers’ Counsel Blackstone Opinion

8.	RLF Corporate Opinion	Richards, Layton & Finger, P.A.	Richards, Layton & Finger, P.A.